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                                                                 EXHIBIT 10(20)



                        ADDENDUM TO EMPLOYMENT AGREEMENT

      This Addendum to Employment Agreement ("Addendum") is entered into as of April 1, 1998, by and between Harrah's Operating Company, Inc. and/or one or more of its subsidiaries ("Company") and John M. Boushy ("Executive").

      The Company and the Executive agree that, so long as the Executive is actively employed and is a member of the Senior Partners Group at the time of the renewal specified herein, the Company will renew the Executive's Agreement for an additional four (4) year term on or about March 1, 1999, such that the term of said Agreement will run from March 1, 1999, through February 28, 2003.

      In Witness Whereof, the parties have executed this Addendum as of the date first written above.

                                    Harrah's Operating Company, Inc.


                                    By:   /s/ Philip G. Satre
                                          -----------------------------
                                          Philip G. Satre
                                          Chairman, President and Chief
                                          Executive Officer


                                    /s/ John M. Boushy
                                    ------------------------------
                                    John M. Boushy
                                    Executive